UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2004

(Commission File Number) 333-49957-01

EaglePicher Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	13-3989553
(State of incorporation)	(I.R.S. Employer Identification Number)

3402 East University Drive
Phoenix, Arizona 85034
(Address of Registrant’s principal executive office)

(602) 794-9600
(Registrant’s telephone number)

TABLE OF ADDITIONAL REGISTRANTS

I.R.S. EMPLOYER
	STATE OR OTHER JURISDICTION OF	IDENTIFICATION
NAME OF REGISTRANT	INCORPORATION OR ORGANIZATION	NUMBER
EaglePicher Incorporated	Ohio	31-0268670
Carpenter Enterprises, Inc.	Michigan	38-2752092
Daisy Parts, Inc.	Michigan	38-1406772
Eagle-Picher Far East, Inc.	Delaware	31-1235685
EaglePicher Filtration & Minerals, Inc.	Nevada	31-1188662
EaglePicher Technologies, LLC	Delaware	31-1587660
EaglePicher Automotive, Inc.	Michigan	38-0946293
EaglePicher Pharmaceutical Services, LLC	Delaware	74-3071334

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Exhibit 9.01(a)
Exhibit 9.01(b)

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

This Form 8-K/A is filed to amend the registrant’s Form 8-K filed on December 8, 2004 to include the financial statements required to be filed with that report.

Eagle-Picher Industries Europe B.V., a wholly-owned subsidiary of EaglePicher Incorporated (collectively “EaglePicher”) completed the acquisition of a 51.1% interest in EaglePicher Kokam Co., Ltd., formerly Kokam Engineering Co., Ltd. (“Kokam”), a Korean lithium-ion battery and battery equipment manufacturer based in Seoul, South Korea, on December 2, 2004. During the second quarter of 2004, we signed a share purchase agreement to buy 51.1% of the equity securities of Kokam from its majority shareholder. Under the provisions of this agreement, we paid $1.0 million in July 2004 as a good-faith non-refundable fee toward the total purchase price of approximately $6.2 million for the shares and paid the remainder on December 2, 2004. In addition, the agreement provides for an earn-out arrangement whereby the seller will receive ten times 1% of EBITDA (as defined in the share purchase agreement) for the first five years after closing with a maximum amount payable of approximately $14.8 million. Finally, we purchased an additional 15.98% of Kokam for approximately $5.5 million from other, minority shareholders during the third and fourth quarters of our 2004 fiscal year, and in the first quarter of 2005 bringing our total ownership percentage to 67.1%.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired

Attached hereto as Exhibit 9.01(a)

(b)	Pro forma financial information.

Attached hereto as Exhibit 9.01(b)

(c)	Exhibits

2.01(a)(1)	First Amended and Restated Share Purchase Agreement dated July 7, 2004

9.01(a)	Financial Statements of EaglePicher Kokam Co., Ltd. for the years ended December 31, 2002 and 2003.

9.01(b)	EaglePicher Holdings, Inc. Unaudited Pro Forma Combining Condensed Financial Statements.

(1)	Incorporated by reference from the Registrant’s Form 8-K filed on December 8, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 16, 2005

EAGLEPICHER HOLDINGS, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 16, 2005

EAGLEPICHER INCORPORATED
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 16, 2005

CARPENTER ENTERPRISES, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 16, 2005

DAISY PARTS, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 16, 2005

EAGLEPICHER FAR EAST, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 16, 2005

EAGLEPICHER FILTRATION & MINERALS, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 16, 2005

EAGLEPICHER TECHNOLOGIES, LLC
By:	Shane Dryanski
	Name:	Shane Dryanski
	Title:	Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 16, 2005

EAGLEPICHER AUTOMOTIVE, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 16, 2005

EAGLEPICHER PHARMACEUTICAL SERVICES, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Description
9.01(a)	Financial Statements of EaglePicher Kokam Co., Ltd. for the years ended December 31, 2002 and 2003.

9.01(b)	EaglePicher Holdings, Inc. Unaudited Pro Forma Combining Condensed Financial Statements.